SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Equity 500 Index Fund
DWS Equity 500 Index VIP
DWS S&P 500 Index Fund
DWS Small Cap Index VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Chris J. Jaeger. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Michael Gleeman, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Please Retain This Supplement for Future Reference
September 25, 2024
PROSTKR24-82